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                                                                     EXHIBIT 4.1


     (ENGLISH TRANSLATION OF JAPANESE LANGUAGE DOCUMENT FOR REFERENCE ONLY)


                           Form of Share Certificate
                                     Front
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
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                                                                                       [J-Com Logo]


                       Share Certificate of Jupiter Telecommunications Co., Ltd.


                               ________ Share[s]                                         No. ______


Trademark: Jupiter Telecommunications Co., Ltd.             This is a certificate that the signatory
Incorporation Date: January 18, 1995                        is the owner of ______ share[s].


                               Representative Director: Tsunetoshi Ishibashi



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                                               Back
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                                                      Date of Issue
                                                      of Certificate
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Name of Shareholder          Date of       Company    Name of Shareholder        Date of    Company
                           Registration     Stamp                             Registration   Stamp
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

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                               JUPITER TELECOMMUNICATIONS CO., LTD.
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                                  *    *    *

                                 REPRESENTATION

     The undersigned certifies that the foregoing is a fair and accurate English translation of the original Japanese language document.




                                   /s/ Tsunetoshi Ishibashi
                                   _______________________________________
                                   Tsunetoshi Ishibashi
                                   Chairman